                                                                    Exhibit 99.1

Contact: Michael Berman                                              [PBIZ LOGO]
         Private Business, Inc.
         615-565-7379


                  PBIZ REPORTS THIRD QUARTER FINANCIAL RESULTS


NASHVILLE, TENNESSEE (NOVEMBER 9, 2004) -- Private Business, Inc. (NASDAQ:PBIZ), a leading provider of financial transaction processing solutions for community banks and retail inventory management solutions for small businesses, today announced its operating results for the third quarter and first nine months of 2004.

Revenues for the three months ended September 30, 2004 totaled $10.0 million, compared with $10.7 million in the third quarter of the previous year. Operating income was $1.2 million for the third quarter of 2004 and $1.7 million for the third quarter of 2003. Net income available to common shareholders totaled $1.1 million, or $0.07 per diluted share, in the third quarter of 2004, versus $738,000, or $0.05 per diluted share, in the year-earlier quarter. Net income for the quarter ended September 30, 2004 includes an income tax benefit of $531,000, which is the result of the Company recording a $972,000 tax benefit in September 2004 relating to the expiration of an income tax contingent liability in September 2004. This adjustment was partially offset by normal income tax provision being recorded for the current quarter's operating results.

For the nine months ended September 30, 2004 revenues totaled $30.0 million, compared with $32.9 million in the corresponding period of the prior year. Operating income was $1.4 million, versus $3.1 million in the first nine months of 2003. Net income available to common shareholders totaled $231,000, or $0.01 per diluted share in the first nine months of 2004, compared to net income available to common shareholders of $1.1 million, or $0.08 in the year-earlier period. As described more fully below, operating income for the nine months ended September 30, 2004 includes charges and expenses related to the Company's $20 million preferred equity financing and debt financing in January of 2004.

As a result of the closing of the Lightyear transaction in January of 2004, the Company's operating results for the nine months ended September 30, 2004 reflect two unusual charges, consisting of a $780,000 write-off of unamortized deferred financing costs related to the 1998 Credit Agreement and an expense of approximately $896,000 for directors' and officers' insurance premiums related to periods prior to the closing. This insurance coverage was required as part of the overall transaction.

Operating income for the nine months ended September 30, 2003 included a gain from the sale of our Bank Insurance division totaling $427,000.

Operating income for the first nine months of 2004 and 2003, excluding the unusual charges and gain described above, would have been $3.1 million and $2.7 million, respectively, and our income before income taxes would have been $2.7 million and $1.6 million respectively. Diluted earnings per share for the nine months ended September 30, 2004 and 2003, excluding the unusual charges and gain, would have been $0.01 and $0.06, respectively, versus the $0.01 earnings per share for the nine months ended September 30, 2004, and the $0.08 earnings per share for the nine months ended September 30, 2003 as reported.


                                     -MORE-

PBIZ Reports Third Quarter Results
Page 2
November 9, 2004

Commenting on the third quarter 2004 results, Henry M. Baroco, Private Business' Chief Executive Officer and Board member stated, "We continue to experience stability in our overall revenues as we undertake the initiatives necessary to return to a growth mode. Third quarter 2004 revenues are within $200,000 of our second quarter's results and exceed the first quarter 2004 revenues of $9.8 million. This stability has taken place in the midst of our recently announced change in Chief Sales Officer and the continuing ramp-up of the new bank sales and business development managers ("BDM's") that we have been hiring throughout this year. However, our goal is not stability, but growth. We believe that we have the platform for pursuing our growth objectives."

Mr. Baroco concluded his remarks by stating, "We appreciate everyone's patience as we execute our plans to return the Company to a growth position. We remain confident in our approach and look forward to sharing our progress with you."

ABOUT PBIZ
Private Business, Inc. (PBiz) is a leading provider of financial transaction processing solutions for community banks and retail inventory management solutions for small businesses. The Company is headquartered in Brentwood, Tennessee, and its common stock trades on The Nasdaq Stock Market under the symbol PBIZ.

PBiz provides information related to non-GAAP financial measurements from time to time that adjust for certain items outside of the ordinary course of its business. Such non-GAAP financial measures are not determined in accordance with generally accepted accounting principles and are susceptible to varying calculations. Accordingly, non-GAAP financial measures, as presented, may not be comparable to other similarly titled measures of other companies. To enable interested parties to reconcile non-GAAP measures to the Company's GAAP financials, the Company clearly defines and quantifies all adjustments to GAAP measurements. The Company provides non-GAAP financial measurements that adjust for certain items outside of the ordinary course of business in order to assist in comparing the Company's current operating performance to its historical performance. These adjustments typically reflect non-recurring items but sometimes reflect items, such as dispositions of assets that are not technically non-recurring but are outside of the ordinary course of operations. Investors are encouraged to use this information in connection with the information contained in the Company's GAAP financial statements.

Certain statements made in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the company is unable to predict or control, that may cause the company's actual results or performance to materially differ from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks and uncertainties, including, without limitation, risks and uncertainties associated with the company's ability to achieve its growth plans. These risks and uncertainties are in addition to other factors detailed from time to time in the company's filings with the Securities and Exchange Commission. The company cautions investors that any forward-looking statements made by the company are not necessarily indicative of future performance. The company is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this document by wire services or Internet services.


                                     -MORE-

PBIZ Reports Third Quarter Results
Page 3
November 9, 2004

                             PRIVATE BUSINESS, INC.
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                    (in thousands, except per share amounts)

                                                              THREE MONTHS ENDED            NINE MONTHS ENDED
                                                                 SEPTEMBER 30,                 SEPTEMBER 30,
                                                          --------------------------    ---------------------------
OPERATING HIGHLIGHTS:                                        2004           2003            2004           2003
                                                          -----------    -----------    -----------     -----------
Revenue:
    Participation Fees                                    $     6,394    $     7,063    $    19,231     $    21,272
    Software license                                               50             62            164             213
    Retail planning services                                    2,272          2,244          6,735           6,886
    Maintenance and other                                       1,282          1,337          3,866           4,578
                                                          -----------    -----------    -----------     -----------
                                                                9,998         10,706         29,996          32,949
Operating costs and expenses:
    General and administrative                                  3,804          4,355         11,696          14,823
    Selling and marketing                                       4,638          4,137         13,714          13,309
    Research and development                                       58            102            293             304
    Amortization                                                  263            431            879           1,280
    Other operating expense, net                                   19             21          2,006              94
                                                          -----------    -----------    -----------     -----------
                                                                8,782          9,046         28,588          29,810
                                                          -----------    -----------    -----------     -----------
Operating income                                                1,216          1,660          1,408           3,139
Other income                                                       --             --            266              --
Interest expense, net                                             (93)          (385)          (382)         (1,136)
                                                          -----------    -----------    ------------    -----------
Income before income taxes                                      1,123          1,275          1,292           2,003
Income tax provision (benefit)                                   (531)           497           (462)            781
                                                          ------------   -----------    ------------    -----------
Net income                                                      1,654            778          1,754           1,222
Preferred stock dividends                                         540             40          1,523             120
                                                          -----------    -----------    -----------     -----------
Net income available to common
    shareholders                                          $     1,114    $       738    $       231     $     1,102
                                                          ===========    ===========    ===========     ===========
Earnings per share:
    Basic                                                 $      0.08    $      0.05    $      0.02     $      0.08
                                                          ===========    ===========    ===========     ===========
    Diluted                                               $      0.07    $      0.05    $      0.01     $      0.08
                                                          ===========    ===========    ===========     ===========
Weighted average shares outstanding:
    Basic                                                      14,303         14,106         14,193          14,086
                                                          ===========    ===========    ===========     ===========
    Diluted                                                    14,795         14,210         14,675          14,131
                                                          ===========    ===========    ===========     ===========


                                                                                                   AS OF
                                                                                        ---------------------------
                                                                                          SEPT. 30,       DEC. 31,
BALANCE SHEET HIGHLIGHTS:                                                                   2004           2003
                                                                                        -----------     -----------
Cash and Cash equivalents                                                               $     2,318      $    1,586
Working capital (deficit)                                                                     2,566          (2,045)
Total assets                                                                                 24,576          27,085
Long-term debt, net of current portion                                                        2,083          19,277
Stockholders' equity (deficit)                                                               13,098          (4,368)


                                     -MORE-

PBIZ Reports Third Quarter Results
Page 4
November 9, 2004

                             PRIVATE BUSINESS, INC.
  RECONCILIATION OF REPORTED RESULTS TO EFFECT OF LIGHTYEAR TRANSACTION CHARGES
                             AND OTHER UNUSUAL ITEMS
                    (in thousands, except per share amounts)


                                                                                             NINE MONTHS ENDED
                                                                                               SEPTEMBER 30,
                                                                                        ---------------------------
                                                                                            2004           2003
                                                                                        -----------     -----------
Operating income as reported                                                            $     1,408     $     3,139
Less:  Gain from sale of Bank Insurance Division                                                 --            (427)

Add:   Write-off unamortized deferred financing
       costs related to 1998 Credit Agreement                                                   780              --

Add:   Directors and officers insurance premiums
       related to periods prior to Lightyear
       transaction closing                                                                      896              --
                                                                                        -----------     -----------
Adjusted operating income                                                                     3,084           2,712

Interest expense, net                                                                          (382)         (1,136)
                                                                                        -----------     -----------
Adjusted income before income taxes (1)                                                       2,702           1,576
Adjusted income tax provision (2)                                                             1,054             615
                                                                                         ----------      ----------
Adjusted net income                                                                           1,648             961
Preferred stock dividends                                                                     1,523             120
                                                                                        -----------      ----------
Adjusted net income available to common
   shareholders                                                                         $       125     $       841
                                                                                        ===========     ===========
Adjusted diluted earnings per share                                                     $      0.01     $      0.06
                                                                                        ===========     ===========
Diluted weighted average shares outstanding                                                  14,675          14,131
                                                                                        ===========     ===========

Notes:

(1) In addition to the adjustments described above, adjusted income before income taxes for the nine months ended September 30, 2004 excludes a $266,000 gain related to recovery of non-trade receivables, which has been included as other income in the operating highlights.

(2) The adjusted income tax provision was calculated using the Company's effective tax rate of 39% and excludes the $972,000 reversal of income tax contingency during 2004.


    Additional information on this Company can be found on the World Wide Web

                             http://www.pbizinc.com

                    For further information, please contact:

                        Michael Berman at (615) 565-7379
                                       or
RJ Falkner & Company, Inc., Investor Relations Counsel at (800) 377-9893
                      or via e-mail at info@rjfalkner.com


                                      -END-